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                                                                  Exhibit 10.19


                             RSA DATA SECURITY, INC.

                              STOCKHOLDER AGREEMENT


         THIS STOCKHOLDER AGREEMENT (the "Agreement") is made and entered into as of April 14, 1996, by and among SECURITY DYNAMICS TECHNOLOGIES, INC., a Delaware corporation (the "Buyer"), RSA DATA SECURITY, INC., a Delaware corporation (the "Company") and the undersigned stockholder (the "Stockholder") of the Company. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

                                    RECITALS

         A. Concurrently with the execution of this Agreement, the Buyer, Card-Key Inc., a Delaware corporation and wholly-owned subsidiary of the Buyer (the "Sub"), and the Company have entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides for the merger (the "Merger") of Sub with and into the Company. Pursuant to the Merger, all outstanding capital stock of the Company will be converted into the right to receive common stock of the Buyer, as set forth in the Merger Agreement.

         B. The Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or, in the case of shares held by any grantor retained annuity trust formed by the Stockholder for the benefit of his children (a "Trust"), a duly appointed and acting trustee of the legal owner of such number of shares of the outstanding capital stock of the Company and shares subject to outstanding options and warrants as is indicated on the signature page of this Agreement (the "Shares").

         C. In consideration of the execution of the Merger Agreement by the Buyer, the Stockholder agrees to restrict the transfer or disposition of any of the Shares, or any other shares of capital stock of the Company acquired by the Stockholder hereafter and prior to the Expiration Date (as defined in Section
1.1 below), agrees to vote the Shares and any other such shares of capital stock of the Company so as to facilitate consummation of the Merger and agrees to vote all shares of common stock of the Buyer held by the Stockholder after the Merger in accordance with the terms hereof.
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         NOW, THEREFORE, the parties agree as follows:

         1. Agreement to Retain Shares.

                  1.1 Transfer and Encumbrance. The Stockholder agrees, during the period beginning the date thirty (30) days prior to the Closing Date and ending on the Expiration Date, not to transfer, sell, exchange, pledge or otherwise dispose of or encumber (collectively, "Transfer") any of the Shares or any New Shares (as defined in Section 1.2 below). The Stockholder further agrees that from the date hereof until the date thirty (30) days prior to the Closing Date, in the event that the Stockholder proposes to Transfer any of the Shares or any New Shares, the Stockholder shall cause any such proposed transferee of such shares, and each such transferee shall cause any subsequent transferee of such shares, to take such shares subject to the provisions of Sections 1, 2, 3, 5 and 8 hereof (collectively, the "Covenants") and subject to the Proxy (as defined herein) attached hereto as Exhibit A, and it shall be a condition to any such proposed Transfer that the proposed transferee agree in writing to be bound by the Covenants and the Proxy as if this Agreement and the Proxy had been executed by such proposed transferee. If necessary to effectuate the intent of the foregoing sentence, any such proposed transferee shall be required, as a condition to the Transfer, to execute this Agreement and a Proxy. The Stockholder, each transferee and each subsequent transferee acknowledges that the intent of the foregoing sentences is to ensure that the Buyer enjoys the benefit of the Covenants and retains the right under the Proxy to vote the Shares and any New Shares in accordance with the terms of the Proxy, notwithstanding any subsequent Transfer of such shares by the Stockholder, any transferee or any subsequent transferee, and the Stockholder, each transferee and each subsequent transferee agree not to Transfer any of the Shares or any New Shares unless the Buyer enjoys the benefit of the Covenants and retains its right to vote any such shares in accordance with the Proxy. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) the termination of the Merger Agreement in accordance with its terms.

                  1.2 New Shares. The Stockholder agrees that any shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise directly or indirectly acquires beneficial, legal or record ownership after the date of this Agreement and prior to the Expiration Date ("New Shares") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.


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         2. Agreement to Vote Shares. At every meeting of the Stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the Company Stockholders with respect to any of the following, the Stockholder shall vote the Shares and any New Shares: (i) in favor of approval of the Merger Agreement and the Merger; and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger and the Merger Agreement, against any merger, consolidation, sale of assets, reorganization or recapitalization with any party other than the Buyer or any designee thereof and against any liquidation or winding up of the Company (each of the foregoing is referred to as an "Opposing Proposal").

         3. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to the Buyer a proxy in the form attached as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in Section 212 of General Corporation Law of the State of Delaware, covering the total number of Shares and New Shares.

         4. Representations, Warranties and Covenants of Stockholder. The Stockholder represents, warrants and covenants to the Buyer as follows: the
Stockholder: (i) is the sole beneficial owner of the Shares (other than Shares held by the Trust, as to which he is the sole beneficial owner or shares beneficial ownership), which at the date of this Agreement and at all times up until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not directly or indirectly beneficially, legally or of record own any shares of capital stock of the Company other than the Shares, and (iii) has full power and authority, individually and/or in his capacity as a trustee of the Trust, to make, enter into and carry out the terms of this Agreement and the Proxy.

         5. Registration Rights.

                  5.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  (b) "Common Stock" means the Common Stock, $.01 par value per share, of the Buyer.

                  (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules

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and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  (d) "Registrable Shares" means (i) the Merger Shares issued to the Stockholder pursuant to the Merger Agreement in respect of the Shares and any New Shares and (ii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any transfer, sale or disposition thereof, whether pursuant to a Registration Statement, Rule 144 under the Securities Act or otherwise, other than a transfer by will or the laws of descent or distribution or pursuant to a marital settlement agreement or divorce decree if such transfer is made in accordance with the provisions of Section 10.2 of this Agreement.

                  (e) "Registration Expenses" means the expenses described in
Section 5.5.

                  (f) "Registration Rights Commencement Date" means the date that is 90 days following the date on which the Buyer has published (within the meaning of Accounting Series Release No. 130, as amended, of the Commission) financial results covering at least 30 days of combined operations of the Company and the Buyer.

                  (g) "Registration Statement" means a registration statement filed by the Buyer with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  (h) "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  5.2 Required Registrations.

                  (a) At any time after the Registration Rights Commencement Date, the Stockholder may request the Buyer, in writing, to effect the registration on Form S-3 (or any successor form relating to secondary offerings) of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the then current public market price). Thereupon, the Buyer shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all

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Registrable Shares which the Buyer has been requested to so register.

                  (b) The Buyer shall not be required to effect more than one registration initiated at the request of the Stockholder pursuant to Section 5.2(a) above.

                  (c) If at the time of any request to register Registrable Shares pursuant to this Section 5.2, the Buyer is engaged or has fixed plans to engage within 60 days of the time of the request in a registered public offering as to which the Stockholder may include Registrable Shares pursuant to Section
5.3 or is engaged in any other activity which, in the good faith determination of the Buyer's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Buyer, then the Buyer may at its option direct that such request be delayed for a period not in excess of 120 days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Buyer for not more than an aggregate of 150 days during any consecutive 12-month period.

                  (d) Anything contained herein to the contrary notwithstanding, with respect to a registration requested pursuant to this Section 5.2, the Buyer may include in such registration any issued and outstanding shares of Common Stock by others; provided, however, that the inclusion of such issued and outstanding shares of Common Stock by others in such registration shall not prevent the Stockholder from registering the entire number of Registrable Shares requested by it.

                  5.3 Incidental Registration.

                  (a) Whenever the Buyer proposes to file a Registration Statement (other than pursuant to Section 5.2) at any time and from time to time after the Registration Rights Commencement Date, it will, prior to such filing, give written notice to the Stockholder of its intention to do so and, upon the written request of the Stockholder given within 20 days after the Buyer provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Buyer shall use its best efforts to cause all Registrable Shares which the Buyer has been requested by the Stockholder to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Stockholder; provided that the Buyer shall have the right to postpone or withdraw any registration effected pursuant to this Section 5.3 without obligation to the Stockholder.

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                  (b) In connection with any registration under this Section 5.3 involving an underwriting, the Buyer shall not be required to include any Registrable Shares in such registration unless the Stockholder accepts the terms of the underwriting as agreed upon between the Buyer and the underwriters selected by it. If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Buyer shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided that no persons or entities other than the Buyer and holders of securities of the Buyer who have registration rights ("Registration Rights Holders") shall be permitted to include securities in the offering if the underwriters determine to limit the numbers of Registrable Shares to be included therein. If the number of shares of Common Stock to be included in the offering in accordance with the foregoing limitation is less than the total number of shares which the Registration Rights Holders have requested to be included, then the Registration Rights Holders who have requested registration (including the Stockholder) shall participate in the registration pro rata based upon their total ownership of shares of Common
Stock. If any Registration Rights Holder would thus be entitled to include more securities than such Registration Rights Holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

                  5.4 Registration Procedures. If and whenever the Buyer is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Buyer shall:

                  (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective;

                  (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof (excluding any days in which the Buyer requires the Stockholder to cease sales of shares as provided below); provided, however, that the Buyer may by written notice require that the Stockholder immediately cease sales of shares pursuant to such Registration

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Statement at any time that (i) the Buyer becomes engaged in a business activity or negotiation which is not disclosed in the Registration Statement (or the prospectus included therein) which the Buyer reasonably believes must be disclosed therein under applicable law and which the Buyer desires to keep confidential for business purposes, (ii) the Buyer determines that a particular disclosure so determined to be required to be disclosed therein would be premature or would adversely affect the Buyer or its business or prospects, or
(iii) the Registration Statement can no longer be used under the existing rules and regulations promulgated under the Securities Act. The Buyer shall not be required to disclose to the Stockholder which of the reasons specified in clauses (i), (ii) or (iii) above are the basis for requiring a suspension of sales hereunder;

                  (c) as expeditiously as possible furnish to the Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Stockholder; and

                  (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Stockholder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Stockholder; provided, however, that the Buyer shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Buyer has delivered preliminary or final prospectuses to the Stockholder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Buyer shall promptly notify the Stockholder and, if requested, the Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Buyer. The Buyer shall promptly provide the Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the Stockholder shall be free to resume making offers of the Registrable Shares.

                  5.5 Allocation of Expenses. The Buyer will pay all Registration Expenses of all registrations under this Section 5; provided, however, that if a registration under Section 5.2 is withdrawn at the request of the Stockholder (other than as a result of information concerning the business or financial

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condition of the Buyer which is made known to the Stockholder after the date on which such registration was requested) and if the Stockholder elects not to have such registration counted as a registration requested under Section 5.2, the Stockholder shall pay the Registration Expenses of such registration pro rata in accordance with the number of its Registrable Shares included in such registration. For purposes of this Section 5.5, the term "Registration Expenses" shall mean all expenses incurred by the Buyer in complying with this Section 5, including without limitation all registration and filing fees, exchange listing fees, printing expenses and fees and expenses of counsel for the Buyer, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, and the reasonable fees and disbursements of one counsel for all registration rights holders participating in the registration (with such counsel being selected by the participating registration rights holders), but excluding underwriting discounts and selling commissions.

                  5.6. Indemnification and Contribution.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Section 5, the Buyer will indemnify and hold harmless the Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls the Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Buyer will reimburse the Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by the Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Buyer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment

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or supplement, in reliance upon and in conformity with information furnished to the Buyer, in writing, by or on behalf of the Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Section 5, the Stockholder will indemnify and hold harmless the Buyer, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Buyer or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Buyer, such directors and officers, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to the Stockholder furnished in writing to the Buyer by or on behalf of the Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of the Stockholder hereunder shall be limited to an amount equal to the proceeds to the Stockholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section
5.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.6, except to the extent the Indemnifying Party is prejudiced thereby. The Indemnified Party may participate in such defense at such party's expense; provided,

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however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Stockholder, or any controlling person of the Stockholder, makes a claim for indemnification pursuant to this Section 5.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 5.6; then, in each such case, the Buyer and the Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Buyer is responsible for the remaining portion; provided, however, that, in any such case, (A) the Stockholder will not be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                  5.7 Information by Holder. The Stockholder shall furnish to the Buyer such information regarding the Stockholder and the distribution proposed by the Stockholder as the Buyer may request in writing and as shall be required in connection with any

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registration, qualification or compliance referred to in this Section 5.

                  5.8 Rule 144 Requirements. The Buyer agrees to:

                  (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Buyer;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Buyer under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to the Stockholder upon written request (i) a written statement by the Buyer as to its compliance with the requirements of said Rule 144(c) and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Buyer, and (iii) such other reports and documents of the Buyer as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         6. Additional Documents. The Stockholder and the Company hereby covenant and agree to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

         7. Consent and Waiver. The Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which the Stockholder is a party or pursuant to any rights the Stockholder may have.

         8. Termination. The provisions of Sections 1, 2, 3 and 4 of this Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date. The remaining provisions of this Agreement shall terminate on the earliest of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the first date following the Merger on which all of the Registrable Shares then held by the Stockholder are eligible for sale pursuant to Rule 144 under the Securities Act within a three-month period, and (iii) the fifth anniversary of the Effective Time.

         9. Legending of Shares. If so requested the Buyer, the Stockholder agrees that the Shares and any New Shares shall bear a legend stating that they are subject to this Agreement and to an irrevocable proxy. The Stockholder agrees that he shall not

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Transfer the Shares or any New Shares without first having the aforementioned legend affixed to the certificates representing the Shares or any New Shares.

         10. Miscellaneous.

                  10.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                  10.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties. The parties agree that Registrable Shares held by the Stockholder, and the registration rights relating thereto set forth in Section 5 of this Agreement, may be transferred by the Stockholder by will or the laws of descent or distribution or pursuant to a marital settlement agreement or divorce decree; provided, that (i) the Buyer is provided with written notice of such transfer,
(ii) the transferee agrees in writing to be bound by the terms hereof, and (iii) from and after the effective date of such transfer any and all actions, consents, approvals and waivers by the Stockholder pursuant to Section 5 shall be effected only by the affirmative vote of the holders of a majority of the Registrable Shares then held by the Stockholder and all such permitted transferees.

                  10.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

                  10.4 Specific Performance; Injunctive Relief. The parties acknowledge that the Buyer will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Buyer upon any such violation, the Buyer shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Buyer at law or in equity.

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                  10.5 Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

                  If to the Buyer:          Security Dynamics
                                              Technologies, Inc.
                                            One Alewife Center
                                            Cambridge, MA 02140-2312


                  With a copy to:           Hale and Dorr
                                            60 State Street
                                            Boston, MA  02109
                                            Attn:  Jay E. Bothwick, Esq.


                  If to Stockholder:        To the address for notice set
                                            forth on the last page hereof.



                  With a copy to:           RSA Data Security, Inc.
                                            100 Marine Parkway
                                            Suite 500
                                            Redwood City, CA 94065-1031


                  With copies to:           Fenwick & West
                                            Two Palo Alto Square
                                            Palo Alto, CA 94306
                                            Attn:  Joel D. Kellman, Esq.

                                            Tomlinson Zisko Morosoli
                                              & Maser LLP
                                            200 Page Mill Road
                                            Second Floor
                                            Palo Alto, CA 94306
                                            Attn:  Timothy Tomlinson, Esq.


         10.6 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         10.7 Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

         10 8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

         10.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

SECURITY DYNAMICS
TECHNOLOGIES, INC.                          Stockholder

                                            Name: /s/ Addison M. Fischer
                                                  ------------------------------
                                                  Addison Fischer, individually
                                                  and in his capacity as Trustee
                                                  of the Trust

By: /s/ Charles R. Stuckey, Jr.
    ---------------------------

Title: President & CEO
       ------------------------

                                            Stockholder's Address for Notice:
RSA DATA SECURITY, INC.
                                            c/o RSA Data Security, Inc.
                                            100 Marine Parkway
                                            Suite 500
By: /s/ D. James Bidzos                     Redwood City, CA 94065-1031
    ---------------------------


Title: CEO                                  Shares beneficially or, in the case
      -------------------------             of shares held by the Trust,
                                            legally owned:


                                            1,081,483 shares of Company Common
                                            Stock

                                             150,000 shares of Company Series A
                                             Preferred Stock

                                             299,950 shares of Company Series B
                                             Preferred Stock

                                             300,000 shares of Company Series C
                                             Preferred Stock

                                             333,334 shares of Company Series D
                                             Preferred Stock

                                             0 shares of Company Common Stock
                                             issuable upon exercise of
                                             outstanding options and warrants

                                IRREVOCABLE PROXY
                                     to Vote
                          RSA Data Security, Inc. Stock


         The undersigned stockholder of RSA Data Security, Inc., a Delaware corporation (the "Company"), hereby irrevocably (to the full extent permitted by Section 212 of the General Corporation Law of the State of Delaware) appoints the directors on the Board of Directors of Security Dynamics Technologies, Inc., a Delaware Corporation (the "Buyer"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially, legally or of record owned by the undersigned, either individually or in his capacity as Trustee of any grantor retained annuity trust formed by the undersigned for the benefit of his children (a "Trust"), and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially, legally or of record owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy, along with the number of the share certificates which represent such Shares. Upon the undersigned's execution of this Proxy, any and all prior proxies given by each undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent provided in Section 212 of the General Corporation Law of the State of Delaware), is granted pursuant to that certain Stockholder Agreement dated as of April 14, 1996, and is granted in consideration of the Buyer's entering into that certain Agreement and Plan of Merger dated as of April 14, 1996 (the "Merger Agreement"), among the Buyer, Card-Key Inc., a Delaware corporation and wholly-owned subsidiary of the Buyer ("Sub") and the Company. The Merger Agreement provides for the merger of Sub into the Company in accordance with its terms (the "Merger") and the Stockholder is receiving a portion of the proceeds of the Merger. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement or (ii) the termination of the Merger Agreement in accordance with its terms.

         The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date; to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 228(a) of the General Corporation Law of the State of Delaware) at every annual, special or adjourned meeting of the stockholders of the Company and in every written consent in lieu of such meeting: (a) in favor of approval of the Merger and the Merger Agreement; and (b) against approval of any proposal made in opposition to or in competition with the consummation of the Merger and the Merger Agreement, against any merger, consolidation, sale of assets, reorganization or recapitalization of the Company with any party other than the Buyer and its affiliates and against any liquidation or winding up of the Company. The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided in clauses (a) and (b) above. The undersigned Stockholder may vote the Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         This Proxy is irrevocable (to the fullest extent permitted by Section 212 of the General Corporation Law of the State of Delaware). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.


Dated: April 14, 1996                  /s/ Addison M. Fischer
                                       ----------------------------------------
                                       Addison Fischer, individually and in
                                       his capacity as Trustee of the Trust


                                       Shares beneficially or, in the
                                       case of shares held by the
                                       Trust, legally owned:

                                       1,081,483 shares of Company Common Stock

                                       150,000 shares of Company Series A
                                       Preferred Stock

                                       299,950 shares of Company Series B
                                       Preferred Stock

                                       300,000 shares of Company Series C
                                       Preferred Stock

                                     333,334 shares of Company Series D
                                     Preferred Stock

                                     0 shares of Company Common Stock
                                     issuable upon exercise of outstanding
                                     options and warrants

                                      -18-